Schneider National, Inc. 2005 Supplemental Savings Plan As Amended and Restated July 25, 2022

TABLE OF CONTENTS Page -i- ARTICLE 1. PURPOSE, STATUS, AND EFFECTIVE DATE ................................................ 3 1.1 Purpose of Plan ...................................................................................................... 3 1.2 Status of Plan ......................................................................................................... 3 1.3 Effective Date ........................................................................................................ 3 ARTICLE 2. DEFINITIONS ....................................................................................................... 4 2.1 Definitions.............................................................................................................. 4 ARTICLE 3. ELIGIBILITY AND PARTICIPATION ............................................................... 7 3.1 Eligibility ............................................................................................................... 7 3.2 Participation ........................................................................................................... 7 ARTICLE 4. ELECTION TO DEFER ........................................................................................ 8 4.1 Election of Amount of Deferral ............................................................................. 8 4.2 Election of Deferral Period .................................................................................... 9 4.3 Election of Manner of Payment ........................................................................... 10 4.4 Irrevocable Elections ........................................................................................... 10 ARTICLE 5. COMPANY CONTRIBUTIONS ........................................................................ 11 5.1 Company Contributions ....................................................................................... 11 5.2 Manner of Payment of Company Contributions .................................................. 11 ARTICLE 6. DEFERRAL ACCOUNT AND COMPANY CONTRIBUTIONS ACCOUNT .......................................................................................................... 12 6.1 The Participant’s Account.................................................................................... 12 6.2 Investment of Account ......................................................................................... 12 6.3 Crediting of Earnings and Losses ........................................................................ 12 6.4 Charges Against Account .................................................................................... 12 6.5 Contractual Obligation ......................................................................................... 12 6.6 Unsecured Interest ............................................................................................... 13 6.7 Nontransferability ................................................................................................ 13 6.8 Company Records Conclusive ............................................................................. 13 6.9 Vesting ................................................................................................................. 13 ARTICLE 7. PAYMENT OF THE ACCOUNT ....................................................................... 14 7.1 In-Service Payment of Deferred Amounts ........................................................... 14

-ii- 7.2 Payment Upon Death, Disability or Separation of Service.................................. 14 7.3 Discharge of Obligation ....................................................................................... 14 7.4 Specified Employees ............................................................................................ 14 ARTICLE 8. BENEFICIARY ................................................................................................... 15 8.1 Designation of Beneficiary .................................................................................. 15 8.2 Death of Beneficiary ............................................................................................ 15 ARTICLE 9. ADMINISTRATION ........................................................................................... 16 9.1 Administration ..................................................................................................... 16 9.2 Appeals From Denial of Claims .......................................................................... 16 9.3 Unfunded Status of the Plan ................................................................................ 17 9.4 No Contract of Employment ................................................................................ 17 9.5 Tax Withholding .................................................................................................. 17 9.6 Expenses .............................................................................................................. 18 9.7 Severability .......................................................................................................... 18 9.8 Incompetency ....................................................................................................... 18 9.9 No Individual Liability ........................................................................................ 18 9.10 Applicable Law .................................................................................................... 18 9.11 Voiding of Plan Provisions .................................................................................. 19 ARTICLE 10. CHANGE IN CONTROL .................................................................................... 20 10.1 Immediate Distribution ........................................................................................ 20 10.2 Definition ............................................................................................................. 20 ARTICLE 11. AMENDMENT AND TERMINATION ............................................................. 21 11.1 Amendment and Termination .............................................................................. 21 11.2 Distributions Following the Plan Termination Date ............................................ 21 ARTICLE 12. SECTION 409A COMPLIANCE ........................................................................ 22

3 Article 1. Purpose, Status, and Effective Date 1.1 Purpose of Plan The purpose of the 2005 Schneider National, Inc. Supplemental Savings Plan (the “Plan”) is to provide elective deferred compensation opportunities for certain associates of Schneider National, Inc. (and its selected subsidiaries and/or affiliates) (the “Company”) and make-up contributions that cannot be made under the Schneider National, Inc. 401(k) Savings and Retirement Plan due to the limits on compensation imposed by Code Section 401(a)(17) (the “pay cap limit”). It is intended that this plan replaces the Schneider National, Inc. Supplemental Savings Plan with respect to all amounts deferred after December 31, 2004 (as determined under Code Section 409A). 1.2 Status of Plan The Company has established the Plan as an unfunded deferred compensation plan for a select group of management and highly compensated associates within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall at all times be administered and interpreted in a manner that is consistent with such status. 1.3 Effective Date The effective date of the Plan is January 1, 2005. The Plan was amended and restated effective as of December 1, 2007; subsequently amended December 31, 2012, and January 30, 2017; and most recently amended and restated effective as of July 25, 2022.

4 Article 2. Definitions 2.1 Definitions Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural. (a) “Account” means the Deferral Account and the Company Contributions Account, as applicable, as follows: (i) “Deferral Account” means a bookkeeping account maintained by the Company to reflect a Participant’s Base Pay and/or Annual Incentive and/or Other Cash payments approved by the Board which were deferred by the Participant after December 31, 2004, and any gains and losses credited thereon. (ii) “Company Contributions Account” means a bookkeeping account maintained by the Company to reflect Company Contributions which were deferred by the Participant after December 31, 2004, and any gains and losses credited thereon. (b) “Annual Incentive” means a Participant’s payments from the Company’s annual incentive plan for such Plan Year (even if payment for a Plan Year is made during the first quarter of the following Plan Year), determined prior to any compensation reduction under the Schneider National, Inc. 401(k) Savings and Retirement Plan, excluding any Base Pay or other compensation. (c) “Base Pay” means a Participant’s annual base wages from the Company determined prior to any compensation reduction under the Schneider National, Inc. 401(k) Savings and Retirement Plan, excluding any Annual Incentive or other compensation. (d) “Board” means the Board of Directors of the Company. (e) “Code” means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time (including regulations thereto or other substantial authority). Furthermore, the phrase “to the extent permitted under the Code” means to the extent the action described does not cause income taxation to the Participant or beneficiary of amounts payable under the Plan prior to the distribution of such amounts. (f) “Committee” means the Committee appointed by the Board to administer the Plan.

5 (g) “Company” means Schneider National, Inc. or any successor thereto that agrees to assume and continue this Plan. (h) “Company Contributions” means any contributions that are made under Section 5.1 of this Plan because the Participants pay recognized by the Schneider National, Inc. 401(k) Savings and Retirement Plan is limited by the pay cap limit within the Schneider National, Inc. 401(k) Savings and Retirement Plan as further described in Section 1.1. (i) “Disability” means as such term may be defined in any employment or similar agreement in effect at the time of the Participant’s termination of employment between the Participant and the Company or its affiliates, or, if there is no such employment or similar agreement or such term is not defined therein, “Disability” means a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled. Notwithstanding the foregoing, if payment of amounts deferred under this Plan is to be accelerated solely due to a Participant’s Disability, the applicable “Disability” must also constitute a “Disability” as defined in Section 409A of the Code. (j) “Financial Hardship” means a severe financial hardship described under Section 409A of the Code that is caused by events that are beyond the control of the Participant. The Committee’s decision with respect to the existence of a Financial Hardship shall be final and binding. (k) “Investment Fund” means a notional fund which is deemed to consist of seven (7) year U.S. Treasury Notes, plus an additional one percent (1%) annual rate of return, with the annual rate set at the first business day of the December preceding the start of each Plan Year. (l) “Other Cash” means any other cash payment to a participant that the Board has authorized under a long-term incentive plan for deferral under this Plan. (m) “Participant” means an individual who has met and continues to meet the eligibility requirements described in Section 3.1. Where the context requires, the term “Participant” shall also refer to a former Participant. (n) “Plan” means this 2005 Schneider National, Inc. Supplemental Savings Plan as amended and restated as set forth herein. (o) “Plan Administrator” means the most senior executive of the Company having responsibility for human resources matters.

6 (p) “Plan Termination Date” means the date the Board approves the termination of the Plan pursuant to Section 11.1 of the Plan. (q) “Plan Year” means the twelve (12) month period beginning each January 1 and ending the following December 31. (r) “Retirement” means a termination of employment with the Company on or after the attainment of age 62.

7 Article 3. Eligibility and Participation 3.1 Eligibility An associate of the Company or its subsidiaries shall be eligible to participate in this Plan if the associate is designated by the Committee as a member of a select group of management or highly compensated associates and is further designated as eligible to participate in this Plan by the Committee. Records of such designations shall be maintained in writing by the Committee, along with the effective date of such designations. 3.2 Participation (a) Commencement of Participation. An individual who has satisfied the eligibility requirements of Section 3.1 may initially enroll in and become a Participant in the Plan by timely making the elections described in Article 4 provided such elections may not be effective prior to the effective date designated by the Committee in Section 3.1. (b) Other Participation. An individual who has satisfied the eligibility requirements of Section 3.1 will automatically participate in Article 5 of the Plan regardless of whether the Participant made any elections under Article 4 if such individual suffers a reduction in contributions that would be made under the Schneider National, Inc. 401(k) Savings and Retirement Plan because of the pay cap limit, as further described in Section 1.1. Such automatic participation shall be effective as of the first day of any Plan Year that such contributions are limited under Code Section 401(a)(17). (c) Duration of Participation. A Participant shall continue to be an active Participant until the Participant ceases to meet the eligibility requirements under Section 3.1, does not have a valid deferral election in effect under Article 4, and no longer suffers a reduction in contributions that would be made under the Schneider National, Inc. 401(k) Savings and Retirement Plan because of the pay cap limit as further described in Section 1.1. Thereafter, the Participant shall be an inactive Participant, retaining all the rights described under this Plan except the right to make any further deferrals of Base Pay or Annual Incentive or Other Cash or receive additional Company Contributions until the Participant again becomes an active Participant.

8 Article 4. Election to Defer 4.1 Election of Amount of Deferral (a) General Rule. Prior to seven days before the first day of any Plan Year, a Participant may, on a form provided by the Company, elect to defer an amount up to ninety percent (90%) (in increments of one percent [1%]) of the Base Pay that would otherwise be payable for services performed during such Plan Year. Also, prior to seven (7) days before the first day of any Plan Year, a Participant may, elect to defer an amount up to ninety percent (90%) (in increments of one percent [1%]) of the Annual Incentive that would otherwise be payable for services performed during such Plan Year even if the payment is not made until the first quarter of the following Plan Year. Also, prior to seven (7) days before the first day of any Plan Year, a Participant may elect to defer an amount up to ninety percent (90%) (in increments of one percent [1%]) of the Other Cash that would otherwise be payable for services performed during such Plan Year even if the payment is not made until the first quarter following three years after the Plan Year. Such Base Pay, Annual Incentive and Other Cash deferrals shall be credited to the Participant’s Account, as provided in Section 6.1. (b) Permitted Delay in Making Annual Incentive and Other Cash Deferral Elections. In any Plan Year where the Annual Incentive or Other Cash earned by a Participant in the Plan Year meets the requirements of “performance-based compensation” as such term is defined under Section 409A of the Code, the Participant may submit a deferral election to defer such Annual Incentive or Other Cash not later than six (6) months prior to the end of the performance period to which the Annual Incentive or Other Cash pertains. (c) Newly Eligible Participants. If a Participant is first designated as eligible to participate in this Plan after the start of the Plan Year, the Participant may submit an initial deferral election at any time prior to the thirtieth (30th) day following the Participant’s date of initial eligibility. Such initial deferral election shall apply to any Base Pay, Annual Incentive and Other Cash award earned after the date the election is made. (d) Financial Hardship. Upon the Committee’s determination that a Financial Hardship has occurred, all outstanding deferral elections with respect to Base Pay that has not yet been earned or Annual Incentive or Other Cash payment that has not yet been made will be voided. Notwithstanding the above, any Participant for whom a Financial Hardship has occurred may make new deferral elections in the future as provided under Section 4.1(a)

9 above for a Plan Year subsequent to the Plan Year in which a Financial Hardship has occurred. 4.2 Election of Deferral Period (a) Time of Payment. At the time a Participant makes a deferral election under Section 4.1, the Participant shall also designate the year and calendar quarter in which payment of the deferrals for such Plan Year and related earnings thereon shall commence to be paid. The year and calendar quarter so designated may not be earlier than the first calendar year following the Plan Year for which the deferral election is made. (b) Payment in the Event of Disability, Death, or Separation of Service. Notwithstanding the above provisions of Section 4.2(a), upon the Participant’s death, Disability or “separation of service” with the Company (as such phrase is defined under Section 409A of the Code), the balance remaining in the Participant’s Account as of the date of such event shall be paid as follows: fifty percent (50%) of the account will be paid in the first January following the end of the year in which such Disability, death, or separation of service occurs and the remainder of the account shall be paid in January one (1) year later. Earnings shall continue to accrue in the Account until the Account is distributed in full. (c) Special Election for Redeferrals pursuant to Section 409A. A Participant may elect to redefer receipt of all or a portion of the compensation the Participant deferred pursuant to Section 4.1, provided that (i) the election may not take effect until at least twelve (12) months after the date on which the election is made, (ii) for any such election as to payment that is to be made (A) at a specified time or pursuant to a fixed schedule under Section 4.2(a) and 4.3(a), (B) upon a separation from service under Section 4.2(b) and 7.2, or (C) upon a change in control under Section 10.1 (but not any payment that is required to be made on account of death or Disability under Section 4.2(b) and 7.2), the payment with respect to which the election is made must be deferred for a period of not less than five years from the date the payment would otherwise have been paid (or in the case of installment payments treated as a single payment, five (5) years from the date the first amount was scheduled to be paid) and (iii) such election as to a payment that is to be made at a specified time or pursuant to a fixed schedule under Section 4.2(a) and 4.3(a) must be made not less than twelve (12) months before the date on which the payment is scheduled to be paid (or in the case of installment payments treated as a single payment, twelve (12) months before the date the first amount was scheduled to be paid). Once a valid redeferral election becomes irrevocable, in accordance with the terms and

10 conditions of the Plan, the Participant’s redeferred deferrals and related earnings thereto shall be payable at the time and in the form elected in accordance with the terms and conditions of the Plan. 4.3 Election of Manner of Payment (a) Form of Payment. At the time the Participant makes each deferral election under Section 4.1, the Participant shall also elect the manner in which the related amounts deferred and earnings thereon shall be paid. A Participant may choose to have such amounts paid either in a lump sum or in a specified number of annual installments over a period of three (3), five (5), or ten (10) years. If the Participant fails to elect a form of distribution for a particular deferral election, the amounts deferred pursuant to that election together with the earnings thereon will be paid in a single lump sum. 4.4 Irrevocable Elections All elections made by the Participant under this Article 4 shall be irrevocable, except to the extent a redeferral is permitted under Section 4.2(c).

11 Article 5. Company Contributions 5.1 Company Contributions Each Participant who suffers a reduction in the Company contributions that would be made on the Participant’s behalf under the Schneider National, Inc. 401(k) Savings and Retirement Plan because of the pay cap limit as further described in Section 1.1 shall receive a Company Contribution under the terms of this Article 5. Such Company Contribution shall be calculated by determining the amount of service-based Company contribution that would otherwise be made under the terms of the Schneider National, Inc. 401(k) Savings and Retirement Plan without regard to Code Section 401(a)(17), subtracting the service-based contribution actually made under the Schneider National, Inc. 401(k) Savings and Retirement Plan (or in lieu of such consideration, a cash payment actually made), and making the remainder as a Company Contribution under the terms of this Article 5. 5.2 Manner of Payment of Company Contributions Fifty percent (50%) of the Participant’s Company Contribution Account will be paid in the first January following the end of the year in which the Participant’s Disability, death, or separation of service occurs and the remainder of the Company Contribution Account shall be paid in the next following January. The Participant’s Company Contributions Account shall be paid to the Participant or in the event of the Participant’s death prior to a distribution from the Participant’s Company Contribution Account to the Participant’s designated beneficiary under the Schneider National, Inc. 401(k) Savings and Retirement Plan.

12 Article 6. Deferral Account and Company Contributions Account 6.1 The Participant’s Account Each deferral of Base Pay, Annual Incentive or Other Cash made by a Participant for any given Plan Year shall be credited to the Participant’s bookkeeping Deferral Account for that Plan Year as of the date the amount deferred would have been paid to the Participant. Further, each Company Contribution for any given Plan Year shall be credited to the Participant’s bookkeeping Company Contributions Account for that Plan Year as of the date the Company Contribution would have been made under the Schneider National, Inc. 401(k) Savings and Retirement Plan. For purposes of the Plan, the Participant’s Deferral Account and Company Contribution Account are collectively referred to as the Participant’s Account. 6.2 Investment of Account A Participant’s Account shall be deemed invested in the Investment Fund throughout the Plan Year and, as such, each deferral amount or Company Contribution credited to a Participant’s Account shall accrue an allocation of earnings or losses under Section 6.3 from the date first credited to the Participant’s Account until distributed. 6.3 Crediting of Earnings and Losses A Participant’s Account shall be adjusted as of the last day of each calendar year to reflect any gains or losses that would have been credited or debited to such Account during the calendar year had it actually been invested in the manner described in Section 6.2. In addition, the account shall be adjusted prior to a complete distribution of the remaining balance in a Participant’s Account to reflect any gains and losses that would have been credited or debited since the end of the preceding calendar year. 6.4 Charges Against Account Any payments from a Participant’s account which are made to the Participant or his beneficiary under Article 7 or pursuant to any court order shall be charged to the Participant’s Account. 6.5 Contractual Obligation It is intended that the Company is under a contractual obligation to make payments from the Participant’s Account when due. Payment of a Participant’s Account shall be made out of the Company’s general assets. Nothing contained in this Plan, and no action taken pursuant to its provisions by either the Company or the Participant shall be construed to create a trust of any kind or a fiduciary relationship between the Company and the Participant or any other person.

13 6.6 Unsecured Interest To the extent the Participant acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. Any assets of the Company which may be invested in the Investment Fund shall continue for all purposes to be a part of the general assets of the Company. 6.7 Nontransferability In no event shall the Company make any payment under this Plan to any assignee or creditor of the Participant or the Participant’s beneficiary. Prior to the time of a payment hereunder, the Participant or the Participant’s beneficiary shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan, nor shall rights be assigned or transferred by operation of law. 6.8 Company Records Conclusive Each Participant shall receive a summary of the material terms of the Plan and shall be informed annually of deferrals that have been made into the Participant’s Account and the current balance of such Account. The records of the Company shall be conclusive and binding on all Participants, beneficiaries, and other interested persons. 6.9 Vesting A Participant’s claim to amounts credited to the Participant’s Account shall at all times be fully vested and nonforfeitable. That is, the Participant does not have to perform further services in order to earn a right to receive payment in accordance with the terms of the Plan. Being vested does not alter the time and manner of payment, which shall occur only as provided in Article 7 and Article 8.

14 Article 7. Payment of the Account 7.1 In-Service Payment of Deferred Amounts Scheduled in-service payments of a Participant’s Deferral Account shall begin as soon as administratively practicable after the commencement date elected by the Participant under Section 4.2. The Deferral Account shall be paid out in a lump sum, or installments over three (3), five (5), or ten (10) years, as elected by the Participant under Section 4.3. 7.2 Payment Upon Death, Disability or Separation of Service Notwithstanding the above, and in lieu of any in-service payments scheduled to be paid, one-half of the value of a Participant’s Account (after adjustment to reflect the allocations of earnings and losses under Section 6.3) as of the last day of the calendar year in which the Participant’s death, Disability or separation of service occurs shall be paid to the Participant or designated beneficiary during the first month of the first calendar year following such event, and the remaining amount shall be paid to the Participant or designated beneficiary during the first month of the second calendar year following such event. 7.3 Discharge of Obligation When a payment is due, it shall be made to a Participant or beneficiary at the address the Participant has designated (or, for payments to the beneficiary of the Company Contributions Account, to the address on file under the terms of the Schneider National, Inc. 401(k) Savings and Retirement Plan). If no address has been designated, payment shall be at the Participant’s or beneficiary’s last known address in the Company’s records. Such payment of any amount that is due under the Plan shall constitute a complete discharge of the obligation to pay such amount. 7.4 Specified Employees Notwithstanding anything to the contrary in this Plan, to the extent that the Participant is a “specified employee” (as defined under Section 409A of the Code) as determined by the Committee in accordance with the procedures it adopts from time to time, no payment or distribution of any amounts with respect to a payment from the Participant’s Account that is required to be delayed due to the Participant’s status as a “specified employee” may be made before the first business day following the six-month anniversary from the Participant’s separation from service (within the meaning of Section 409A of the Code) or, if earlier, the date of the Participant’s death.

15 Article 8. Beneficiary 8.1 Designation of Beneficiary The Participant may designate a beneficiary or beneficiaries who, upon the Participant’s death, will receive amounts in the Deferral Account that otherwise would have been paid to the Participant exclusive of any amounts in the Company Contributions Account. All designations shall be in writing and signed by the Participant. The designation of a beneficiary will be effective only if and when delivered to the Plan Administrator during the Participant’s lifetime. The Participant may also change his or her beneficiary or beneficiaries by a signed, written instrument delivered to the Plan Administrator. The payment of amounts from the Deferral Account shall be made by the Company in accordance with the Participant’s current unrevoked written designation of a beneficiary, if any, that has been signed by the Participant and delivered to the Plan Administrator. The payment of the Company Contributions Account shall be made to the beneficiary designated and in accordance with the terms of the Schneider National, Inc. 401(k) Savings and Retirement Plan. 8.2 Death of Beneficiary In the event that all of the beneficiaries named in Section 8.1 predecease the Participant, the amounts in the Deferral Account or Company Contributions Account that otherwise would have been paid to the Participant shall be paid to the Participant’s estate.

16 Article 9. Administration 9.1 Administration The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have all powers necessary or appropriate to carry out the provisions of the Plan, however the Committee may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan’s business. The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan. The Committee shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision. To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan. The Committee may delegate, on such terms and conditions as it determines in its discretion, the authority to determine eligibility and administer the Plan, including all necessary and appropriate decisions and determinations with respect thereto. 9.2 Appeals From Denial of Claims As required by ERISA, if any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of the denial. This notice shall be in writing, within a reasonable period of time after receipt of the claim by the Committee (not to exceed ninety (90) days after receipt of the claim, except that if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant, and an additional ninety (90) days will be considered reasonable). This notice shall be written in a manner calculated to be understood by the claimant and shall set forth the following information: (a) the specific reasons for the denial; (b) specific reference to the Plan provisions on which the denial is based;

17 (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why this material or information is necessary; (d) an explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Committee, within sixty (60) days after the notice has been received, a written request for the review; and if such request is so filed, an explanation that the claimant or his authorized representative may review pertinent documents and submit issues and comments in writing within the same sixty (60) day period specified in this Subsection (d). Upon request (and free of charge), the claimant shall be provided reasonable access to and copies of all documents, records, and other information relevant to his claim for benefits and shall also be informed of his right to bring suit under ERISA. The decision of the Committee upon review shall be made promptly, and not later than sixty (60) days after the Committee’s receipt of the request for review, unless special circumstances require an extension of time for processing. In such a case, the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. If the claim is denied, wholly or in part, the claimant shall be given a copy of the decision promptly. The decision shall be in writing, shall include specific reasons for the denial, shall include specific references to the pertinent Plan provisions on which the denial is based, and shall be written in a manner calculated to be understood by the claimant. 9.3 Unfunded Status of the Plan The Plan is and shall remain unfunded for purposes of the Internal Revenue Code and ERISA. Nothing contained in this Plan, and no action taken pursuant to any provision of this Plan, shall create or be construed to create a trust of any kind, or a fiduciary relationship among the Company, Participants, beneficiaries or any other persons. Furthermore, no Participant or beneficiary shall have any interest in any specific asset of the Company by operation of this Plan. 9.4 No Contract of Employment Nothing contained in the Plan shall be construed to give any Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discharge a Participant at any time. 9.5 Tax Withholding The Company may withhold from any payment under this Plan any federal, state, or local taxes required by law to be withheld with respect to such payment and such sum as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

18 9.6 Expenses All expenses incurred in the administration of the Plan shall be paid by the Company. 9.7 Severability If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan. The Plan shall be construed and enforced as if the illegal or invalid provision had not been included herein. 9.8 Incompetency Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Plan Administrator receives written notice that such person is incompetent or a minor, and that a guardian, conservator, statutory committee, or other person legally vested with the care of the person or estate has been appointed; provided, however, that if the Plan Administrator shall find that any person to whom a benefit is payable under the Plan is unable to properly care for such person’s own affairs because of incompetency, or is a minor, then any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person or institution deemed by the Plan Administrator to have incurred expenses for the person otherwise entitled to payment. In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payment shall be made to such guardian provided that proper proof of appointment is furnished in a form and manner acceptable to the Plan Administrator. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefore under the Plan. 9.9 No Individual Liability It is the express purpose and intention of the Plan that no liability whatsoever shall attach to or be incurred by the shareholders, officers, or directors of the Company or any Committee members hereunder, by reason of any term or condition of the Plan. The Company, through insurance or otherwise, shall indemnify any Board member, Committee member, corporate officer, or other individual against any personal liability for actions taken or omitted in good faith in the performance of duties on behalf of the Company under this Plan. 9.10 Applicable Law This Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin, to the extent not superseded by the laws of the United States.

19 9.11 Voiding of Plan Provisions If any provision under this Plan causes an amount deferred to become subject to income tax under the Code prior to the time such amount is paid to the Participant or causes imposition of interest and additional tax under Section 409A of the Code, such provision shall be deemed null and void with respect to such amount deferred and the Committee shall take whatever steps as may be required to accomplish the objectives of the Plan without causing early taxation of such amount deferred and without the Company incurring additional cost or liability.

20 Article 10. Change in Control 10.1 Immediate Distribution If a change in control of the Company (as such event is defined below) occurs, and the Board does not agree in writing to continue the Plan under substantially the same terms and conditions, the Plan will be terminated and the Participant’s entire Account shall be paid to the Participant in a single lump-sum as soon as administratively practicable, but not later than twelve (12) months following the termination of the Plan in connection with such change in control of the Company. Notwithstanding the above, if the Company maintains other substantially similar arrangements, this Plan may not be terminated (and Participant’s shall not receive a distribution under this Section) unless all other substantially similar arrangements are simultaneously terminated and amounts deferred under those arrangements distributed as required by Section 409A of the Code. 10.2 Definition For purposes of this Article 10, “change in control” means the date on which a person or group of affiliated or associated persons (an “acquiring person”), has acquired legal or beneficial ownership of more than fifty percent (50%) of the outstanding shares of the voting stock of Schneider National, Inc., or the date an acquiring person acquires all or substantially all of the assets of Schneider National, Inc.; provided, however, that in no event shall transfers of voting stock of Schneider National, Inc. among trusts held for the primary benefit of members of the Donald J. Schneider family constitute a change in control; and provided, further, that any transaction or series of related transactions satisfying the definition hereunder shall not constitute a change in control unless such transaction or transactions also constitute a change in the ownership or effective control of Schneider National, Inc., or a change in the ownership of a substantial portion of the assets of Schneider National, Inc. within the meaning of Section 409A of the Code and the Regulations promulgated thereunder.

21 Article 11. Amendment and Termination 11.1 Amendment and Termination The Company hereby reserves the right to amend, modify, or terminate the Plan at any time, and for any reason, by action of the Board. However, no amendment or termination shall adversely affect amounts payable hereunder with respect to Base Pay, Profit Sharing, Other Cash or Company Contributions made prior to the date of such amendment or termination or cause amounts deferred under this Plan to become subject to assessment of penalties or interest under Section 409A of the Code. Notwithstanding the above, the Plan may only be terminated by action of the Board if all other similar arrangements subject to Section 409A of the Code that are sponsored by the Company are terminated and settled in a manner consistent with this Section 11.1. 11.2 Distributions Following the Plan Termination Date During the first twelve (12) months following the Plan Termination Date, all regularly scheduled payments shall continue as if the plan had not been terminated. As soon as practicable following the twelve (12) month period, and not later than the end of the twenty-fourth (24th) month following the Plan Termination Date, the remaining balance in each Participant’s Account will be paid in full.

22 Article 12. Section 409A Compliance It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates. Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to the Plan as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s Account (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.